                                      EXHIBIT A

    Each of the undersigned hereby agrees that the Schedule 13D filed on the date hereof with respect to the shares of Common Stock of Progenitor, Inc. has been filed on behalf of the undersigned.

SIGNATURE:


    Dated August 22, 1997


                             Oak Investment Partners V,
                             Limited Partnership

                             By:  Oak Associates V, LLC
                                  As General Partner


                             By:  /s/ Edward F. Glassmeyer
                                  -------------------------------

                                  Managing Member

                             Oak Associates V, LLC


                             By:  /s/ Edward F. Glassmeyer
                                  -------------------------------


                                  Managing Member


                             Oak V Affiliates Fund, Limited
                        Partnership

                             By:  Oak V Affiliates,
                                  As General Partner

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                             By:  /s/ Edward F. Glassmeyer
                                  -------------------------------

                                  General Partner


                             Oak V Affiliates


                             By:  /s/ Edward F. Glassmeyer
                                  -------------------------------

                                  General Partner



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                             OAK MANAGEMENT CORPORATION


                             By:  /s/ Edward F. Glassmeyer
                                  -------------------------------

                                  Name:  Edward F. Glassmeyer
                                  Title: President



                                  /s/ Bandel L. Carano
                                  -------------------------------

                                  Bandel L. Carano



                                  /s/ Fredric W. Harman
                                  -------------------------------

                                  Fredric W. Harman



                                  /s/ Gerald R. Gallagher
                                  -------------------------------

                                  Gerald R. Gallagher



                                  /s/ Edward F.glassmeyer

                                  -------------------------------

                                  Edward F. Glassmeyer



                                  /s/ Ann H. Lamont
                                  -------------------------------

                                  Ann H. Lamont

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                                  /s/ Eileen M. More
                                  -------------------------------

                                  Eileen M. More